UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2007

STEINWAY MUSICAL INSTRUMENTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11911	35-1910745
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

800 South Street, Suite 305, Waltham, Massachusetts 02453
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(781) 894-9770

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the  Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

In a press release dated August 29, 2007, Steinway Musical Instruments, Inc. (the “Company”) announced that, effective January 1, 2008, Thomas Kurrer, Managing Director of Steinway-Germany, will be promoted to President of Steinway & Sons worldwide and Ronald Losby, Managing Director of Steinway & Sons UK, will be promoted to President Steinway & Sons-Americas.  Bruce Stevens, current President and CEO of Steinway & Sons, will resign from his position effective December 31, 2007.  Mr. Stevens will also resign from his position as a member of the Company’s Board of Directors effective December 31, 2007.  The Company’s Board of Directors elected Mr. Kurrer as a Director of the Company effective January 1, 2008 to fill the vacancy created by Mr. Stevens’ resignation.  A full text of the press release is included as Exhibit 99.1 to this Report and is incorporated herein by reference.

Mr. Kurrer (age 58) joined the Company in 1989 as Managing Director of Steinway-Germany and undertook responsibility for Steinway & Sons’ operations outside the Americas. Mr. Kurrer was employed by the German-American Chamber of Commerce in New York from 1976 to 1978. Between 1978 and 1989, he held various positions of increasing responsibility with the Otto Wolff-Group, a conglomerate of steel and machinery equipment companies. Mr. Kurrer’s last position with the Otto Wolff-Group was Managing Director of Wirth GmbH.

On August 29, 2007, Steinway & Sons entered into an Employment Agreement with Thomas Kurrer. The agreement provides that effective January 1, 2008 Mr. Kurrer will serve as President of Steinway & Sons worldwide in consideration of an annual base salary of €340,000, which may be increased following the end of each year of service. In addition to a base salary, Mr. Kurrer is eligible to receive bonuses and certain other employment benefits. After the initial three year term, the agreement automatically renews on an annual basis unless at least 60 days notice is given by Steinway & Sons.  The agreement provides that in the event Steinway & Sons does not renew the agreement, it is obligated to pay to Mr. Kurrer a lump sum equal to his latest annual salary plus bonus in consideration of Mr. Kurrer’s agreement to not compete with Steinway & Sons for a period of two years from the date of non-renewal.

Mr. Losby (age 52) joined the Company in 1987 as District Sales Manager for the Midwestern region of the United States.  In 1998, he became Managing Director of Steinway UK.  In 2005, Mr. Losby assumed responsibility for the Company’s retail showrooms in Germany as Steinway’s Director of European Retail Stores.  Prior to joining Steinway & Sons, he held retail management positions at The Wurlitzer Company and Baldwin Piano & Organ Company.

On August 29, 2007, Steinway, Inc. entered into an Employment Agreement with Ronald Losby. The agreement provides that effective January 1, 2008 Mr. Losby will serve as President of Steinway, Inc. in consideration of an annual base salary of $375,000, which may be increased following the end of each year of service. In addition to a base salary, Mr. Losby is eligible to receive bonuses and certain other employment benefits. After the initial three year term, the agreement automatically renews on an annual basis unless at least 60 days notice is given by Steinway, Inc.  The agreement provides that in the event Steinway, Inc. does not renew the agreement, it is obligated to pay to Mr. Losby a lump sum equal to his latest annual salary plus bonus in consideration of Mr. Losby’s agreement to not compete with Steinway, Inc. for a period of two years from the date of non-renewal.

On August 29, 2007, the Company entered into an Employment Agreement with Kyle R. Kirkland. The agreement provides that Mr. Kirkland will continue to serve as Chairman of the Board of the Company in consideration of an annual base salary of $350,000, which may be increased following the end of each year of service. In addition to a base salary, Mr. Kirkland is eligible to receive bonuses and certain other employment benefits. The agreement automatically renews on an annual basis unless at least 60 days notice is given by the Company.  The agreement provides that in the event the Company does not renew the agreement, it is obligated to pay to Mr. Kirkland a lump sum equal to twice his latest annual salary plus bonus in consideration of Mr. Kirkland’s agreement to not compete with the Company for a period of two years from the date of non-renewal.

On August 29, 2007, the Company entered into an Employment Agreement with Dana D. Messina. The agreement provides that Mr. Messina will continue to serve as President and Chief Executive Officer of the Company in consideration of an annual base salary of $500,000, which may be increased following the end of each year of service. In addition to a base salary, Mr. Messina is eligible to receive bonuses and certain other employment benefits. The agreement automatically renews on an annual basis unless at least 60 days notice is given by the Company.  The agreement provides that in the event the Company does not renew the agreement, it is obligated to pay Mr. Messina a lump sum equal to twice his latest annual salary plus bonus in consideration of Mr. Messina’s agreement to not compete with the Company for a period of two years from the date of non-renewal.

On August 29, 2007, the Company entered into an Employment Agreement with Dennis M. Hanson. The agreement provides that Mr. Hanson will continue to serve as General Counsel, Sr. Executive Vice President and Chief Financial Officer of the Company in consideration of an annual base salary of $390,000, which may be increased following the end of each year of service. In addition to a base salary, Mr. Hanson is eligible to receive bonuses and certain other employment benefits. The agreement automatically renews on an annual basis unless at least 60 days notice is given by the Company.  The agreement provides that in the event the Company does not renew the agreement, it is obligated to pay to Mr. Hanson a lump sum equal to his latest annual salary plus bonus in consideration of Mr. Hanson’s agreement to not compete with the Company for a period of two years from the date of non-renewal.

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGES IN FISCAL YEAR

On August 28, 2007, the Board of Directors of the Company amended Article VI of the Company’s By-Laws (the “By-Laws”), to clarify that the Company is permitted to issue uncertificated shares of any class or series of the Company’s capital stock.  By being able to issue uncertificated shares, the Company may participate in the Direct Registration System, which is currently administered by The Depository Trust Company.  The Direct Registration System allows investors to have securities registered in their names without the issuance of physical certificates and allows investors to electronically transfer securities to broker-dealers in order to effect transactions without the risks and delays associated with transferring physical certificates.  The full text of Amendment No. 2 to the By-Laws is filed as Exhibit 3.1 to this Report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description
3.1	Amendment No. 2 to the By-Laws of Steinway Musical Instruments, Inc.

10.1	Employment Agreement dated August 29, 2007 between Steinway Musical Instruments, Inc. and Kyle R. Kirkland

10.2	Employment Agreement dated August 29, 2007 between Steinway Musical Instruments, Inc. and Dana D. Messina

10.3	Employment Agreement dated August 29, 2007 between Steinway Musical Instruments, Inc. and Dennis M. Hanson

10.4	Employment Agreement dated August 29, 2007 between Steinway & Sons and Thomas Kurrer

10.5	Employment Agreement dated August 29, 2007 between Steinway, Inc. and Ronald Losby

99.1	Press release dated August 29, 2007 regarding appointment of new officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 31, 2007	STEINWAY MUSICAL INSTRUMENTS, INC.

	By:	/s/ Dana D. Messina

	Name:	Dana D. Messina
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment No. 2 to the By-Laws of Steinway Musical Instruments, Inc.

10.1	Employment Agreement dated August 29, 2007 between Steinway Musical Instruments, Inc. and Kyle R. Kirkland

10.2	Employment Agreement dated August 29, 2007 between Steinway Musical Instruments, Inc. and Dana D. Messina

10.3	Employment Agreement dated August 29, 2007 between Steinway Musical Instruments, Inc. and Dennis M. Hanson

10.4	Employment Agreement dated August 29, 2007 between Steinway & Sons and Thomas Kurrer

10.5	Employment Agreement dated August 29, 2007 between Steinway, Inc. and Ronald Losby

99.1	Press release dated August 29, 2007 regarding appointment of new officers